Closure and rehabilitation provisions	12 Months Ended
Jun. 30, 2024
Text block 1 [Abstract]
Closure and rehabilitation provisions
15 Closure and rehabilitation provisions

	2024	2023
	US$M	US$M

At the beginning of the financial year	9,887	8,689
Capitalised amounts for operating sites:
Change in estimate	463	510
Exchange translation	(58)	(50)
Adjustments charged/(credited) to the income statement:
Change in estimate	85	12
Exchange translation	(47)	(8)
Other adjustments to the provision:
Amortisation of discounting impacting net finance costs	556	839
Acquisition of subsidiaries and operations 1	–	168
Divestment of subsidiaries and operations 2	(652)	–
Expenditure on closure and rehabilitation activities	(395)	(273)
Other movements	(2)	–

At the end of the financial year	9,837	9,887

Comprising:
Current	610	520
Non-current	9,227	9,367

Operating sites	6,349	7,366
Closed sites	3,488	2,521

1	Relates to the acquisition of OZL on 2 May 2023. Refer to note 29 ‘Business combinations’ for more information.
2	Relates to the divestment of the Blackwater and Daunia mines completed on 2 April 2024. Refer to note 3 ‘Exceptional items’ for more information.
Profile of closure and rehabilitation cash flows
The table below indicates the estimated profile of the Group’s closure and rehabilitation provisions. The profile reflects the undiscounted forecast cash flows that underpin the provisions. In some instances, the Group has an obligation to rehabilitate and maintain a closed site for an indefinite period. For the purpose of this analysis, the cashflow period has been restricted to 100 years.

Proportion of the Group’s undiscounted forecast cashflows	2024%	2023%
In one year or less	3	3
In more than one year but not more than two years	3	4
In more than two years but not more than five years	8	8
In more than five years but not more than ten years	15	14
In more than ten years	71	71

Total	100	100

The Group is required to close and rehabilitate sites and associated facilities at the end of or, in some cases, during the course of production to a condition acceptable to the relevant authorities, as specified in licence requirements and the Group’s closure performance requirements
.
The key components of closure and rehabilitation activities are:

•	the removal of all unwanted infrastructure associated with an operation

•	the return of disturbed areas to a safe, stable and self-sustaining condition, consistent with the agreed post-closure land use
Recognition and measurement
Provisions for closure and rehabilitation are recognised by the Group when:

•	it has a present legal or constructive obligation as a result of past events

•	it is more likely than not that an outflow of resources will be required to settle the obligation

•	the amount can be reliably estimated

Initial recognition and measurement	Subsequent measurement
Closure and rehabilitation provisions are initially recognised when an environmental disturbance first occurs. The individual site provisions are an estimate of the expected value of future cash flows required to close the relevant site using current standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using currency specific discount rates aligned to the estimated timing of cash outflows.

When provisions for closure and rehabilitation are initially recognised, the corresponding cost is capitalised as an asset, representing part of the cost of acquiring the future economic benefits of the operation.

The closure and rehabilitation asset, recognised within property, plant and equipment, is depreciated over the life of the operations. The value of the provision is progressively increased over time as the effect of discounting unwinds, resulting in an expense recognised in net finance costs.

The closure and rehabilitation provision is reviewed at each reporting date to assess if the estimate continues to reflect the best estimate of the obligation. If necessary, the provision is remeasured to account for factors such as:

•   additional disturbance during the period

•   revisions to estimated reserves, resources and lives of operations including any changes to expected operating lives arising from the Group’s latest assessment of the potential impacts of climate change and the transition to a low-carbon
economy

•   developments in technology

•   changes to regulatory requirements and environmental management strategies

•   changes in the estimated extent and costs of anticipated activities, including the effects of inflation and movements in foreign exchange rates

•   movements in interest rates affecting the discount rate applied

Changes to the closure and rehabilitation estimate for operating sites are added to, or deducted from, the related asset and amortised on a prospective basis over the remaining life of the operation, generally applying the units of production method.

Costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognised as an expense and liability when the event gives rise to an obligation that is probable and capable of reliable estimation.

Closed sites
Where future economic benefits are no longer expected to be derived through operation, changes to the associated closure and remediation costs are charged to the income statement in the period identified. This amounted to US$38 million in the year ended 30 June 2024 (2023: US$4 million; 2022: US$74 million).

Key estimates
Closure cost estimates are generally based on conceptual level studies early in the operating life of an asset with more detailed studies and planning performed as closure risks (including those related to climate change) are identified and/or as an asset, or parts thereof, near closure. As such, the recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•
the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure, decharacterisation of tailings storage facilities and rehabilitation activities

•	costs associated with future closure activities

•	the extent and period of post-closure monitoring and maintenance, including water management

•	applicable discount rates

•	the timing of cash flows and ultimate closure of operations
The extent, cost and timing of future closure activities may also be impacted by the potential physical impacts of climate change and the transition to a low-carbon
economy. Further detail is provided in note 16 ‘Climate change’.
Estimates for post-closure monitoring and maintenance reflect the Group’s strategies for individual sites, which may include possible relinquishment. The period of monitoring and maintenance included in the provision requires judgement and considers regulatory and licencing requirements, the outcomes of studies and management’s current assessment of stakeholder expectations.
While progressive closure is performed across a number of operations, significant activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts.
Approximately 52 per cent (2023: 51 per cent) of the Group’s total undiscounted forecast cashflows are expected to be incurred after more than 30 years, reflecting the long-lived nature of many of the Group’s operations which have remaining production lives ranging from
5-87
years (2023:
1-103
years). The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available). The discount rates applied to the Group’s closure and rehabilitation provisions were revised during the year to reflect increases in market interest rates. The effect of changes to discount rates was a decrease of approximatively US$336 million in the closure and rehabilitation provision of which US$167 million in respect of closed sites was recognised in the income statement.
While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies, trials and detailed analysis of relevant knowledge and resultant closure activities for individual assets continue to be performed throughout the life of asset. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new closure and rehabilitation techniques, changes in regulatory requirements and stakeholder expectations for closure (including costs associated with equitable transition), development of new technologies, risks relating to climate change and the transition to a low-carbon
economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.
Sensitivity
A 0.5 per cent increase in the discount rates applied at 30 June 2024 would result in a decrease to the closure and rehabilitation provision of approximately US$665 million, a decrease in property, plant and equipment of approximately US$457 million in relation to operating sites and an income statement credit of approximately US$208 million in respect of closed sites. In addition, the change would result in a decrease of approximately US$23 million to depreciation expense and a US$21 million increment in net finance costs due to unwind of discount for the year ending 30 June 2025.
Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are generally not expected to occur for a significant period of time.
However, a
one-year
acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$231 million, an increase in property, plant and equipment of US$148 million in relation to operating sites and an income statement charge of US$83 million in respect of closed sites.